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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of The
                       Securities and Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): October 8, 2003



                            TRINITY INDUSTRIES, INC.
             (Exact name of Registrant as specified in its charter)


        Delaware               1-6903                      75-0225040
(State of incorporation) (Commission File No.) (IRS Employer Identification No.)


            2525 Stemmons Freeway, Dallas, Texas           75207-2401
          (Address of principal executive offices)         (Zip Code)


       Registrant's telephone number, including area code: (214) 631-4420


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Item 5.  Other Events

         On October 8, 2003, the Registrant issued a press release announcing litigation settlement with ACF Barge Acceptance I LLC.

Item 7.  Exhibits

         (c) Exhibits

             Exhibit 99.1 - News Release of Registrant dated October 8, 2003 with respect to litigation settlement.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         TRINITY INDUSTRIES, INC.


Date:  October 9, 2003                   By: /s/ MICHAEL G. FORTADO
                                             ----------------------------
                                             Michael G. Fortado
                                             Vice President and Secretary


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                                  EXHIBIT INDEX

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

Exhibit
No.               Description of Exhibit
------------      ----------------------

Exhibit 99.1 News Release of Registrant dated October 8, 2003 with respect to litigation settlement.